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                                                                   EXHIBIT 10.52


                                 AMENDMENT NO. 1
                           EFFECTIVE: OCTOBER 1, 1997

                                     to the

                                POLICY LIFE CYCLE
                               SERVICES AGREEMENT
                                (THE "AGREEMENT")

                                 by and between

              INSPIRE INSURANCE SOLUTIONS, INC., formally known as
                   MILLERS INTEGRATED CLAIMS RESOURCES, INC.,
                                   ("INSPIRE")

                                       and

                     THE MILLERS CASUALTY INSURANCE COMPANY
                                  ("CUSTOMER")

WHEREAS, INSpire and Customer have entered into the Agreement for the administration of certain insurance policies to be issued by Customer;

WHEREAS, Customer desires to have INSpire provide additional services;

WHEREAS, the parties, as a result, have agreed to amend the Agreement;

NOW, THEREFORE, Customer and INSpire hereby agree that, effective October 1, 1997, the fees for Policy Life Cycle Services hereunder shall be increased to 6.25% of direct Written Premium subject to a $56.00 INSpire will provide underwriting processing services for said policies according to Customer's defined underwriting rules.

The provisions of the Agreement shall remain otherwise unchanged.

INSPIRE AND CUSTOMER CERTIFY BY THEIR UNDERSIGNED AUTHORIZED AGENT THAT THEY HAVE READ THIS AMENDMENT AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS.

INSPIRE INSURANCE SOLUTIONS, INC.       THE MILLERS CASUALTY INSURANCE CO.


By:                                     By:
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Name:                                   Name:
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Title:                                  Title
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Date:                                   Date:
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